EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the this annual report on Form 10-Q/A, Amendment No. 1 for the period ended June 30, 2008 of China Health Resource, Inc. (“CHRI”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zhou, Yi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2008

/s/ Zhou, Yi______________________________

Zhou, Yi

Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to CHRI and will be retained by CHRI and furnished to the Securities and Exchange Commission or its staff upon request.